SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

    Date of Report (date of the earliest event reported):
                      February 16, 1996



                                          Ryan, Beck & Co.,
         Inc.                                     .
   (Exact name of registrant as specified in its charter)



              New Jersey                    0-14684
22-1773796
(State or other jurisdiction(Commission    (IRS Employer
  of incorporation      File Number     Identification No.)



80 Main Street, West Orange, New Jersey        07052
(Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:    (201)
325-3000


This document consists of ___5____pages
Exhibit Index appears on page ___3____



                         Page 1 of 5
Item 4.   Changes in Registrant's Certifying Accounts

          On February 16, 1996, Ryan, Beck & Co., Inc. (the
"Company") engaged Deloitte & Touche LLP as its certifying accountant for the 1996 fiscal year, thereby replacing
Trien, Rosenberg, Felix, Rosenberg, Barr & Weinberg LLP
("Trien Rosenberg"). The change was approved by the Company's Board of Directors.

          No report on the financial statements of the Company issued by Trien Rosenberg during the last two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor were there any disagreements during the last two fiscal years and through February 16, 1996, between Trien Rosenberg and the Company concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved would have required Trien Rosenberg to make reference to the subject matter thereof in connection with its report. During the last two fiscal years and through February 16, 1996, none of the events listed in items (A) through (D) of Item 304(a)(1)(b) of Regulation S-K have occurred; and during such period the Company has not consulted with Deloitte & Touche LLP regarding any matter referred to under paragraphs (i) or
(ii) of Item 304(a)(2) of Regulation S-K.




Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits

          (c)  Exhibits

          99.1 Letter of Trien Rosenberg, Felix, Rosenberg,
               Barr & Weinberg LLP, independent accountants, dated February 23, 1996 pursuant to Item
               304(a)(3) of Regulation S-K.














                         Page 2 of 5
                        EXHIBIT INDEX

Exhibit                                      Sequentially
Number                                       Numbered Page

99.1              Letter of Trien, Rosenberg, Felix,     5
                  Rosenberg, Barr & Weinberg LLP,
                  independent accountants, dated
                  February 23, 1996 pursuant to
                  Item 304(a)(3) of Regulation S-K.


































                         Page 3 of 5
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.



                               Ryan, Beck & Co., Inc.
                                     Registrant




                                  Leonard J. Stanley
                                  Senior Vice President and
                                  Chief Financial Officer

Date:  February 23, 1996


























                         Page 4 of 5
                        EXHIBIT 99.1

      LETTERHEAD OF TRIEN, ROSENBERG, FELIX, ROSENBERG,
                     BARR & WEINBERG LLP





February 23, 1996




Securities and Exchange Commission
450 5th Street, NW
Washington, DC  20549

Dear Sirs/Madams:

We have read and agree with the comments contained in Item 4 of Form 8-K of Ryan, Beck & Co., Inc. dated February 16,
1996.

Yours truly,



TRIEN, ROSENBERG, FELIX, ROSENBERG,
BARR & WEINBERG LLP














                         Page 5 of 5